                                                                   Exhibit 10.09

                                    EXHIBIT A
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                                      NOTE
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$14,000,000                                                     October 30, 2006

                  FOR VALUE RECEIVED,  the undersigned (the "Borrower"),  HEREBY
PROMISES TO PAY to the order of Steel  Partners II, L.P. (the  "Lender"),  on or before the Maturity  Date (as such term is defined in the Loan  Agreement),  the principal  sum of  Fourteen  Million  and  No/100  Dollars  ($14,000,000.00)  in
accordance with the terms and provisions of that certain Loan Agreement dated as of October 30, 2006 by and between the  Borrower  and the Lender (as same may be amended,  modified,  increased,  supplemented and/or restated from time to time, the "Loan  Agreement";  capitalized  terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement).

                  The outstanding  principal balance of this Note, together with all  accrued  and  unpaid  interest  thereon,  shall be due and  payable  on the
Maturity  Date.  The Borrower  promises to pay interest on the unpaid  principal balance of this Note from the Issue Date until the principal  balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this
Note from and including the Issue Date to but not including the Maturity Date at the  rate or  rates,  and  shall be due and  payable  on the  dates  and paid in accordance with the terms and conditions, set forth in the Loan Agreement.

                  Payments of  principal,  and all  amounts due with  respect to costs and expenses pursuant to the Loan Agreement, shall be made in lawful money of the  United  States  of  America  in  immediately  available  funds,  without deduction,  set-off or counterclaim  to the Lender to the account  maintained by the Lender not later than 11:59 a.m.  (New York time) on the dates on which such payments  shall become due pursuant to the terms and provisions set forth in the
Loan Agreement. Payments of interest (other than those due on the Maturity Date, which shall be paid in accordance  with the terms of the  immediately  preceding sentence)  shall be payable in kind  through the issuance of  additional  notes, substantially  in the form hereof,  in the aggregate  principal  amount equal to such amount of interest that would  otherwise be payable and shall mature on the
Maturity  Date.  The  Obligations  of the  Borrower  under  this  Note  and  any additional note issued hereunder are secured in accordance with the terms of the
Pledge and Security Agreement.

                  If any  payment of  principal  or  interest on this Note shall become due on a day that is not a Business  Day,  such payment  shall be made on the next  succeeding  Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

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                  This Note is the Note  provided for in, and is entitled to the benefits  of the Loan  Agreement,  which Loan  Agreement,  among  other  things, contains  provisions for  acceleration of the maturity hereof upon the happening of certain stated events,  for prepayments on account of principal  hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified,  and provisions to the effect that no provision of the Loan Agreement or this Note shall  require the payment or permit the  collection of interest in excess of the Highest Lawful Rate.

                  The  Borrower  and  any  and  all  endorsers,  guarantors  and sureties  severally  waive grace,  demand,  presentment  for payment,  notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration  and diligence in collecting and bringing of suit against any party  hereto,  and agree to all renewals,  extensions  or partial  payments hereon and to any release or  substitution  of security  hereof,  in whole or in part, with or without notice, before or after maturity.

                  THIS NOTE SHALL BE GOVERNED BY, AND  CONSTRUED  IN  ACCORDANCE
WITH,  THE LAWS OF THE STATE OF NEW YORK  APPLICABLE TO CONTRACTS MADE AND TO BE
PERFORMED WHOLLY WITHIN SUCH STATE.

                  IN WITNESS  WHEREOF,  the  Borrower has caused this Note to be duly executed and delivered effective as of the date first above written.

                                                 BNS HOLDING, INC.

                                                 By: /s/ Michael Warren
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                                                 Name: Michael Warren
                                                 Title: President and CEO

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